CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-9

DERIVED INFORMATION 10/24/2005

[$881,550,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$891,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Acceptance Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date.  Approximately 36.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,617
Total Outstanding Loan Balance	$898,209,110*	Min	Max
Average Loan Current Balance	$194,544	$4,176	$997,377
Weighted Average Original LTV	79.8%**
Weighted Average Coupon	7.17%	4.75%	14.58%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	7.99%
Weighted Average Margin	6.13%	2.25%	9.25%
Weighted Average FICO (Non-Zero)	631
Weighted Average Age (Months)	3
% First Liens	98.0%
% Second Liens	2.0%
% Arms	90.9%
% Fixed	9.1%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$900,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

			% of	Gross	Gross	Gross	Gross	Sched		Orig	Initial	Periodic	Month				%
			Balance	Rate	Margin	Lifecap	Lifefloor	Rem	Rem	Amort	Cap	Cap	to Next	LTV		Avg	LTV>80
FICO	Count	Balance	(%)	(%)	(%)	(%)	(%)	Term	Amort	Term	(%)	(%)	Adj	(%)	FICOs	Balance	w MI
431 -440	1	49,685	0.00	10.63	0.00	0.00	0.00	112	112	180	0.0	0.0	0.0	90.0	437	49,685	0.0
451 -460	1	50,496	0.00	10.55	6.38	6.00	10.55	303	303	360	3.0	1.0	3.0	80.0	460	50,496	0.0
461 -470	3	297,173	0.00	10.74	6.29	6.51	10.74	302	302	360	3.0	1.3	2.0	80.0	466	99,058	0.0
471 -480	3	227,505	0.00	10.69	6.37	6.00	10.20	245	245	307	3.0	1.0	3.0	83.8	475	75,835	0.0
481 -490	5	399,409	0.00	10.93	7.20	5.95	10.93	317	317	360	3.0	1.1	7.0	72.9	484	79,882	0.0
491 -500	7	1,080,215	0.10	10.36	6.97	6.66	9.87	339	368	388	2.8	1.7	18.0	71.1	498	154,316	0.0
501 -510	57	10,386,140	1.20	8.66	6.92	6.27	8.69	356	358	363	2.5	1.6	21.0	75.4	505	182,213	0.0
511 -520	45	7,195,177	0.80	8.68	6.94	6.19	8.66	355	355	360	2.6	1.5	21.0	76.8	514	159,893	0.0
521 -530	79	16,667,393	1.90	8.01	6.45	6.36	7.94	356	371	375	2.6	1.5	21.0	76.0	526	210,980	0.0
531 -540	70	12,793,365	1.40	7.98	6.50	6.38	7.98	355	370	374	2.7	1.5	22.0	76.7	535	182,762	0.0
541 -550	85	19,460,658	2.20	7.95	6.60	6.36	7.93	355	372	377	2.6	1.6	22.0	74.7	546	228,949	0.0
551 -560	122	24,138,512	2.70	7.74	6.44	6.38	7.64	355	369	372	2.7	1.6	22.0	77.0	556	197,857	0.0
561 -570	140	25,630,390	2.90	7.49	6.46	6.34	7.45	355	374	378	2.7	1.5	22.0	76.1	565	183,074	0.0
571 -580	232	35,822,011	4.00	7.61	6.44	6.33	7.44	355	365	368	2.6	1.5	23.0	80.6	576	154,405	0.0
581 -590	317	49,556,929	5.50	7.51	6.36	6.37	7.39	355	366	369	2.6	1.4	23.0	80.7	585	156,331	0.0
591 -600	271	44,563,736	5.00	7.34	6.30	6.26	7.24	357	367	369	2.6	1.4	23.0	79.5	595	164,442	0.0
601 -610	401	73,109,188	8.10	7.18	6.16	6.33	7.06	356	367	369	2.7	1.4	23.0	79.7	605	182,317	0.0
611 -620	354	64,785,195	7.20	7.11	6.09	6.40	7.00	356	364	367	2.6	1.5	23.0	80.1	616	183,009	0.0
621 -630	369	70,795,781	7.90	7.09	6.02	6.33	6.96	355	367	369	2.6	1.4	23.0	80.6	625	191,858	0.0
631 -640	336	62,174,968	6.90	6.98	6.07	6.19	6.83	353	367	370	2.6	1.4	22.0	80.4	636	185,045	0.0
641 -650	327	68,786,993	7.70	6.94	6.05	6.20	6.82	354	366	369	2.7	1.3	23.0	80.2	646	210,358	0.0
651 -660	289	61,147,900	6.80	6.85	5.97	6.22	6.71	353	365	367	2.6	1.4	23.0	79.7	655	211,584	0.0
661 -670	252	50,703,242	5.60	6.89	5.91	6.21	6.77	354	364	366	2.6	1.4	23.0	81.1	665	201,203	0.0
671 -680	203	44,636,179	5.00	6.97	5.93	6.15	6.85	352	360	363	2.6	1.4	23.0	81.2	675	219,883	0.0
681 -690	160	37,356,096	4.20	6.84	5.97	6.31	6.74	353	367	369	2.6	1.4	23.0	80.5	685	233,476	0.0
691 -700	108	26,402,740	2.90	6.78	5.77	6.26	6.57	351	360	363	2.7	1.4	25.0	79.3	695	244,470	0.0
701 -710	81	19,706,689	2.20	6.79	5.81	6.18	6.76	356	362	365	2.6	1.4	23.0	80.5	705	243,292	0.0
711 -720	75	17,500,014	1.90	6.71	6.03	6.41	6.64	355	364	366	2.7	1.4	26.0	80.0	714	233,334	0.0
721 -730	50	11,205,831	1.20	6.90	5.82	6.00	6.77	352	362	365	2.7	1.2	25.0	79.8	725	224,117	0.0
731 -740	45	10,762,315	1.20	6.78	5.89	6.36	6.71	356	364	366	2.7	1.3	23.0	80.3	735	239,163	0.0
741 -750	37	9,390,893	1.00	6.77	5.87	6.16	6.77	353	358	360	2.7	1.3	24.0	82.9	745	253,808	0.0
751 -760	33	8,146,001	0.90	6.85	6.02	6.25	6.86	356	360	363	2.5	1.4	23.0	82.4	755	246,849	0.0
761 -770	22	4,936,443	0.50	6.49	5.71	5.95	6.35	354	361	363	2.7	1.2	25.0	81.8	767	224,384	0.0
771 -780	18	4,047,288	0.50	6.82	6.14	6.09	6.78	356	356	360	2.4	1.4	25.0	82.7	777	224,849	0.0
781 -790	12	2,828,922	0.30	6.47	5.56	6.02	6.43	357	379	381	2.7	1.2	24.0	74.5	787	235,744	0.0
791 -800	6	1,292,307	0.10	6.81	6.04	6.12	6.81	358	358	360	2.5	1.2	23.0	81.9	797	215,385	0.0
801 -810	1	175,332	0.00	6.20	5.75	7.00	6.20	359	359	360	3.0	1.0	23.0	90.0	802	175,332	0.0
Total:	4,617	898,209,110	100.00	7.17	6.13	6.28	7.06	355	365	368	2.6	1.4	23.0	79.8	631	194,544	0.0